UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10521

Name of Fund: Corporate High Yield Fund V, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Corporate High
        Yield Fund V, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                Corporate High Yield
                Fund V, Inc.

Annual Report
August 31, 2003

[LOGO] Merrill Lynch Investment Managers

Corporate High Yield Fund V, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund V, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Stockholder Proposals

The Fund will hold its next Annual Meeting of Stockholders in April 2004. Proposals of stockholders intended to be presented at the Meeting must be received by the Fund by January 15, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Notice of any such business must be in writing and received at the Fund's principal executive office not later than the close of business on February 13, 2004. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. With that bit of good news, fixed income investments, which had become the asset class of choice during the long equity market decline, were left to perform on a new playing field.

The Federal Reserve Board continued its accommodative monetary policy into June 2003, when it brought the Federal Funds rate down to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of August 31, 2003, the 10-year Treasury bond was yielding 4.47%. This compared to a yield of 3.69% six months earlier and 4.14% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003                3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      A strong rally in the high yield market endured for the majority of the Fund's fiscal year, and performance benefited significantly.

How did the Fund perform in light of the existing market conditions?

For the year ended August 31, 2003, the Common Stock of Corporate High Yield Fund V, Inc. had a net annualized yield of 11.29%, based on a year-end per share net asset value of $14.90 and $1.682 per share income dividends. Over the same period, the total investment return of the Fund's Common Stock was +34.62%, based on a change in per share net asset value from $12.54 to $14.90, and assuming reinvestment of $1.684 per share ordinary income dividends.

For the six-month period ended August 31, 2003, the total investment return for the Fund's Common Stock was +19.89%, based on a change in net asset value from $13.18 to $14.90 and assuming reinvestment of $.846 per share income dividends.

The Fund's return exceeded that of the high yield market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, which returned +23.10% for the 12-month period and +12.89% for the six-month period ended August 31, 2003. The Fund also outperformed its Lipper category of High Current Yield Funds (Leveraged), which had average returns of +32.03% and +19.12% for the 12-month and six-month periods ended August 31, 2003, respectively.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The Fund benefited from the high yield market rally that began in mid October 2002 following several years of anemic results. The main drivers of the upturn were investors' improved outlook on the economy, modestly favorable corporate earnings reports, a shrinking number of defaults by high yield corporate borrowers and falling interest rates. Certain technical factors also provided solid support to the high yield market, including strong cash inflows from institutional investors increasing their allocations to the high yield sector and from retail investors who were searching for yield in the low interest rate environment.

Leverage and security selection also had a meaningful positive impact on the Fund's relative performance over the past 12 months. Additionally, the strongest performers in the high yield market during the period were bonds that had been out of favor prior to the rally, particularly issues of utilities/independent power producers and wireless communications companies, areas in which the Fund was overweighted. The prices of these securities rose as investors' views on these sectors became more positive. The utility sector, in particular, was drastically undervalued in the aftermath of Enron's financial misdealings and because of fears that a faltering economy would place financial pressure on the more highly leveraged players in the sector.

What changes were made to the portfolio during the period?

We did not change our investment strategy appreciably in response to the run-up in the high yield market. We believe that long-term results in the market come from attention to both value and quality. We continue to invest in a core of solid credits and maintain a diverse portfolio, while identifying downtrodden names that, in our opinion, represent significant value. We attempt to take advantage of market volatility and to add to, or establish positions in, securities of companies that we believe have favorable long-term fundamentals.


4       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

For the six-month period ended August 31, 2003, the Fund was on average about 22.4% leveraged, slightly below our mid-20% comfort range. Thus, the Fund borrowed the equivalent of 22.4% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. By the end of the period, we had returned leverage to the mid-20% range, at 25.9% of total assets. For the year ended August 31, 2003, the average amount borrowed was approximately $93,361,000 and the daily weighted average borrowing rate was 1.61%. While leverage can primarily hinder total return in a weak market, the converse also is true. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

The low valuations found in the market over the past year have largely evaporated, leaving more limited potential for strong market moves for high yield as a whole and for individual sectors. While the market yield on August 31, 2003 -- 9.36% as measured by the CSFB High Yield Index -- remained attractive relative to other investment alternatives, valuations of high yield securities are approaching historical averages. At the close of the period, yield spreads relative to U.S. Treasury issues were 593 basis points (5.93%) versus 929 basis points at August 31, 2002. Near-term risks for the high yield market include a deceleration of the economy and the possibility of higher interest rates. Offsetting these risks is potential improvement in corporate earnings, which ultimately should benefit high yield securities.

While we question a dramatic upside to the high yield market, we continue to believe the utility and independent power producer sector represents good relative value. As of August 31, 2003, the Fund's largest industry allocations were in utilities, at 10.1% of total assets, and chemicals, at 6.5%. In our opinion, the utility sector has exhibited favorable fundamentals, and the independent power producer segment of this sector offers attractive valuations. Within the chemical sector, we have found what we believe to be good relative value in the specialty chemical business, which has been hurt by high energy prices but avoids dramatically volatile end markets.

The Fund maintains an underweight versus the benchmark in information technology, given our perception of high valuations, unstable earnings and potentially limited recovery value if earnings decline in the sector. We have limited exposure to the retail, food and drug, and finance sectors based on what we believe is inadequate and uncertain asset protection in these areas of the market. Like the CSFB High Yield Index, the Fund had an average credit rating of B at the close of the period.


B. Daniel Evans
Vice President and Portfolio Manager


Elizabeth M. Phillips
Vice President and Portfolio Manager

September 10, 2003


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003                5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                      S&P        Moody's    Face
Industry+             Ratings++  Ratings++  Amount      Corporate Bonds                                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace &           B+         B1       $ 1,625,000   Esterline Technologies, 7.75% due 6/15/2013 (a)                 $ 1,677,812
Defense--1.6%                                           Hexcel Corporation:
                      B          B3           500,000       9.875% due 10/01/2008 (a)                                       547,500
                      CCC+       Caa2         675,000       9.75% due 1/15/2009                                             698,625
                      B          B3           600,000   K & F Industries, 9.625% due 12/15/2010                             651,000
                      BB-        Ba3        2,000,000   L-3 Communications Corporation, 6.125% due 7/15/2013              1,890,000
                      B-         B3           625,000   TD Funding Corporation, 8.375% due 7/15/2011 (a)                    653,125
                      B          B2         1,800,000   Titan Corporation, 8% due 5/15/2011 (a)                           1,854,000
                                                                                                                        -----------
                                                                                                                          7,972,062
-----------------------------------------------------------------------------------------------------------------------------------
Airlines--1.6%        BB+        B1         6,000,000   American Airlines, 7.80% due 10/01/2006                           4,155,580
                                                        Continental Airlines Inc.:
                      BB         B2         1,646,719       7.033% due 6/15/2011                                          1,206,040
                      BBB-       Ba2          237,734       6.90% due 1/02/2017                                             176,902
                      NR*        Ca         6,615,420   USAir Inc., 10.375% due 3/01/2013 (b)                             2,050,780
                                                                                                                        -----------
                                                                                                                          7,589,302
-----------------------------------------------------------------------------------------------------------------------------------
Automotive--2.6%      BB+        Ba2        2,675,000   AutoNation Inc., 9% due 8/01/2008                                 2,949,187
                      CCC+       B3         1,550,000   Delco Remy International Inc., 10.625% due 8/01/2006              1,379,500
                      B          B2         2,350,000   Dura Operating Corporation, 9% due 5/01/2009                      2,162,000
                                                        General Motors Corp.:
                      BBB        Baa1         525,000       7.125% due 7/15/2013                                            531,014
                      BBB        Baa1         950,000       8.25% due 7/15/2023                                             947,012
                      B          Caa1       1,280,000   Metaldyne Corporation, 11% due 6/15/2012                          1,113,600
                      CCC+       B2           925,000   Tenneco Automotive Inc., 10.25% due 7/15/2013 (a)                   957,375
                      B          B3         2,550,000   United Auto Group, Inc., 9.625% due 3/15/2012                     2,731,688
                                                                                                                        -----------
                                                                                                                         12,771,376
-----------------------------------------------------------------------------------------------------------------------------------
Broadcasting--2.8%    B-         B2         3,100,000   Emmis Communications Corporation, 8.125% due 3/15/2009            3,200,750
                      B          B2         2,875,000   Lin Television Corporation, 6.50% due 5/15/2013 (a)               2,788,750
                      B-         B3         2,250,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                    2,491,875
                                                        Salem Communications Holding Corporation:
                      B-         B3         4,025,000       7.75% due 12/15/2010                                          3,994,813
                      B-         B3           750,000       9% due 7/01/2011                                                793,125
                      B          B2           500,000   Sinclair Broadcasting Group, 8% due 3/15/2012                       521,250
                                                                                                                        -----------
                                                                                                                         13,790,563
-----------------------------------------------------------------------------------------------------------------------------------
Cable--               C          Caa2       7,875,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007             7,815,938
International--2.5%   D          Ca         9,850,000   TeleWest Communications PLC, 11% due 10/01/2007 (b)               4,137,000
                                                                                                                        -----------
                                                                                                                         11,952,938
-----------------------------------------------------------------------------------------------------------------------------------
Cable--U.S.--6.9%                                       CSC Holdings Inc.:
                      BB-        B1         5,000,000       7.625% due 4/01/2011                                          5,000,000
                      BB-        B1         3,000,000       7.875% due 2/15/2018                                          2,880,000
                                                        Charter Communications Holdings:
                      CCC-       Ca         4,775,000       8.625% due 4/01/2009                                          3,652,875
                      CCC-       Ca         3,225,000       10.75% due 10/01/2009                                         2,580,000
                      CCC-       Ca           225,000   Charter Communications Holdings LLC, 10% due 4/01/2009              175,500
                      B          NR*        1,000,000   Coaxial Communications, Phoenix, 10% due 8/15/2006                1,041,250
                      B-         Caa1       6,950,000   Insight Communications, 12.395%** due 2/15/2011                   5,264,625
                      B+         B2         1,750,000   Insight Midwest, 9.75% due 10/01/2009                             1,793,750
                      NR*        Caa1       6,475,000   Loral Cyberstar Inc., 10% due 7/15/2006 (b)                       3,787,875
                      B+         B2         4,850,000   Mediacom Broadband LLC, 11% due 7/15/2013                         5,286,500
                      B-         Ba3        2,325,000   Panamsat Corporation, 8.50% due 2/01/2012                         2,400,563
                                                                                                                        -----------
                                                                                                                        33,862,938
-----------------------------------------------------------------------------------------------------------------------------------


6       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P        Moody's    Face
Industry+             Ratings++  Ratings++  Amount      Corporate Bonds                                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--8.8%       BB-        B2       $ 1,650,000   Geon Company, 6.875% due 12/15/2005                             $ 1,507,687
                      B-         NR*        3,500,000   HMP Equity Holdings Corporation, 14.96%** due 5/15/2008 (d)       1,697,500
                      B-         Caa1       4,750,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                     4,488,750
                      B-         Caa2       7,000,000   Huntsman ICI Holdings, 22.472%** due 12/31/2009                   2,695,000
                      B          B3           900,000   Huntsman International LLC, 9.875% due 3/01/2009 (a)                927,000
                                                        IMC Global Inc.:
                      B+         B1         3,325,000       11.25% due 6/01/2011                                          3,441,375
                      B+         B1         1,250,000       10.875% due 8/01/2013 (a)                                     1,281,250
                      BB-        B2         2,000,000   ISP ChemCo., 10.25% due 7/01/2011                                 2,205,000
                      B+         B2         5,750,000   ISP Holdings, Inc., 10.625% due 12/15/2009                        5,994,375
                      BB         Ba3        2,850,000   Millennium America Inc., 7% due 11/15/2006                        2,793,000
                      BB         B2         1,875,000   Omnova Solutions Inc., 11.25% due 6/01/2010                       1,959,375
                      BB-        B2         3,750,000   Polyone Corporation, 10.625% due 5/15/2010                        3,168,750
                      B-         Caa1       2,625,000   Resolution Performance, 13.50% due 11/15/2010                     2,270,625
                      BB-        Ba3        1,725,000   Rhodia SA, 8.875% due 6/01/2011 (a)                               1,733,625
                      B-         B3         3,025,000   Rockwood Specialties Corporation, 10.625% due 5/15/2011 (a)       3,153,563
                      B-         Caa1       4,400,000   Terra Capital Inc., 11.50% due 6/01/2010                          3,740,000
                                                                                                                        -----------
                                                                                                                         43,056,875
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Products--   BB+        Ba3        5,500,000   American Greetings, 11.75% due 7/15/2008                          6,215,000
4.9%                  B-         B2         5,300,000   Chattem, Inc., 8.875% due 4/01/2008                               5,088,000
                      CCC+       Caa2       7,000,000   Samsonite Corporation, 10.75% due 6/15/2008                       7,227,500
                      B          B2         3,500,000   Simmons Company, 10.25% due 3/15/2009                             3,736,250
                      B-         B3         1,450,000   Tempur-Pedic, 10.25% due 8/15/2010 (a)                            1,479,000
                                                                                                                        -----------
                                                                                                                         23,745,750
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Media--   B-         B3         3,200,000   CBD Media/CBD Finance, 8.625% due 6/01/2011 (a)                   3,360,000
7.6%                  B          B2           845,000   Dex Media East LLC, 9.875% due 11/15/2009                           956,962
                      B          B3         2,325,000   Dex Media West LLC, 9.875% due 8/15/2013 (a)                      2,592,375
                                                        Houghton Mifflin Company (a):
                      B          B2         3,075,000       8.25% due 2/01/2011                                           3,267,187
                      B          B3           850,000       9.875% due 2/01/2013                                            926,500
                      B          B2         1,350,000   PEI Holdings Inc., 11% due 3/15/2010 (a)                          1,483,313
                      B          B3         8,250,000   Primedia, Inc., 8.875% due 5/15/2011                              8,641,875
                                                        R.H. Donnelley Financial Corporation I:
                      B+         B1           400,000       8.875% due 12/15/2010                                           438,000
                      NR*        B2         1,125,000       10.875% due 12/15/2012 (a)                                    1,310,625
                      B          B2         1,600,000   Six Flags Inc., 9.50% due 2/01/2009                               1,504,000
                                                        Vivendi Universal SA (a):
                      B+         B1         4,150,000       6.25% due 7/15/2008                                           4,150,000
                      B+         B1         4,100,000       9.25% due 4/15/2010                                           4,581,750
                      B+         NR*        4,550,000   Yell Finance BV, 11.54%** due 8/01/2006                           3,913,000
                                                                                                                        -----------
                                                                                                                         37,125,587
-----------------------------------------------------------------------------------------------------------------------------------
Energy--Exploration   CCC+       Caa1       1,400,000   Continental Resources, 10.25% due 8/01/2008                       1,375,500
& Production--3.4%    B+         B2         1,150,000   Houston Exploration Company, 7% due 6/15/2013 (a)                 1,127,000
                      B          B2         2,000,000   Nuevo Energy Company, 9.375% due 10/01/2010                       2,130,000
                                                        Plains E&P Company:
                      B          B          1,350,000       8.75% due 7/01/2012                                           1,397,250
                      NR*        B          2,800,000       8.75% due 7/01/2012 (a)                                       2,898,000
                      BB-        Ba3        1,875,000   Vintage Petroleum, 8.25% due 5/01/2012                            1,968,750
                      B+         Ba3        5,250,000   Westport Resources Corporation, 8.25% due 11/01/2011              5,617,500
                                                                                                                        -----------
                                                                                                                         16,514,000
-----------------------------------------------------------------------------------------------------------------------------------


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003                7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P        Moody's    Face
Industry+             Ratings++  Ratings++  Amount      Corporate Bonds                                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Energy--Other--       BB         Ba3      $ 3,225,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (a)          $ 3,595,875
5.1%                  B          B2         2,550,000   Dresser Inc., 9.375% due 4/15/2011                                2,601,000
                      B          B2         3,475,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                       3,683,500
                      B-         B3         2,300,000   Giant Industries, Inc., 9% due 9/01/2007                          2,162,000
                      B+         B2         1,380,000   Hanover Equipment Trust, 8.75% due 9/01/2011                      1,373,100
                      CCC        B3         3,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                         2,655,000
                      BB         Ba3        1,456,875   Port Arthur Finance Corporation, 12.50% due 1/15/2009             1,697,259
                      BB-        Ba3          925,000   Premcor Refining Group, 7.50% due 6/15/2015 (a)                     892,625
                      B          B3         3,750,000   Star Gas Partners, 10.25% due 2/15/2013                           3,918,750
                      CCC+       Caa1       3,300,000   Trico Marine Services, 8.875% due 5/15/2012                       2,409,000
                                                                                                                        -----------
                                                                                                                         24,988,109
-----------------------------------------------------------------------------------------------------------------------------------
Food/Tobacco--        B          B3         1,200,000   American Seafood Group LLC, 10.125% due 4/15/2010                 1,338,000
6.8%                                                    Commonwealth Brands, Inc. (a):
                      B-         NR*        3,225,000       9.75% due 4/15/2008                                           3,466,875
                      B-         B3         2,350,000       10.625% due 9/01/2008                                         2,420,500
                      B+         Ba3        4,750,000   Constellation Brands Inc., 8.125% due 1/15/2012                   4,945,937
                      B+         B2         5,500,000   Cott Beverages Inc., 8% due 12/15/2011                            5,747,500
                      B          B2         2,075,000   Del Monte Corporation, 8.625% due 12/15/2012 (a)                  2,160,594
                      CCC+       B2         2,075,000   Doane Pet Care Company, 10.75% due 3/01/2010                      2,220,250
                      BB-        B2         2,300,000   Dole Foods Company, 8.875% due 3/15/2011 (a)                      2,415,000
                      B          B2         1,100,000   Merisant Company, 9.50% due 7/15/2013 (a)                         1,155,000
                      NR*        Caa3       2,675,000   New World Pasta Company, 9.25% due 2/15/2009                        708,875
                      NR*        Ba2        4,075,000   Smithfield Foods Inc., 8% due 10/15/2009                          4,278,750
                      BB+        Ba1        2,000,000   Yum! Brands Inc., 7.70% due 7/01/2012                             2,135,000
                                                                                                                        -----------
                                                                                                                         32,992,281
-----------------------------------------------------------------------------------------------------------------------------------
Gaming--7.7%          B+         B1         5,750,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                      6,166,875
                      B          B2         3,000,000   Isle of Capri Casinos, 9% due 3/15/2012                           3,240,000
                      BB+        Ba2        3,500,000   MGM Grand Inc., 9.75% due 6/01/2007                               3,902,500
                                                        Park Place Entertainment:
                      BB+        Ba2        1,500,000       8.875% due 9/15/2008                                          1,650,000
                      BB+        Ba2        3,750,000       7.875% due 3/15/2010                                          4,003,125
                      B          B2         4,125,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009          3,939,375
                      B+         B2         3,625,000   Sun International Hotels, 8.875% due 8/15/2011                    3,905,938
                      B-         B3         3,225,000   Trump Holdings & Funding, 11.625% due 3/15/2010 (a)               2,854,125
                      B-         B3         4,525,000   Venetian Casino/LV Sands, 11% due 6/15/2010                       5,147,188
                      CCC+       B3         2,500,000   Wynn Las Vegas LLC, 12% due 11/01/2010                            2,837,500
                                                                                                                        -----------
                                                                                                                         37,646,626
-----------------------------------------------------------------------------------------------------------------------------------
Health Care--5.7%     B          B3         2,550,000   Alaris Medical Inc., 7.25% due 7/01/2011                          2,505,375
                      B+         B3           650,000   Alpharma Inc., 8.625% due 5/01/2011 (a)                             656,500
                                                        Fisher Scientific International:
                      B+         B2         3,525,000       8.125% due 5/01/2012                                          3,648,375
                      B+         B2         1,500,000       8.125% due 5/01/2012 (a)                                      1,552,500
                      B+         B2           275,000       8% due 9/01/2013 (a)                                            282,562
                      BB-        Ba2        6,000,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008          6,255,000
                      B          NR*        3,525,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)       3,445,688
                      B-         B3         2,675,000   Insight Health Services, 9.875% due 11/01/2011                    2,782,000
                      BBB        Ba1          836,000   Manor Care Inc., 8% due 3/01/2008                                   902,880
                      BB+        Ba2        1,250,000   OmniCare Inc., 6.125% due 6/01/2013                               1,193,750
                                                        Tenet Healthcare Corporation:
                      BB         Ba3          925,000       5.375% due 11/15/2006                                           901,875
                      BB         Ba3        4,000,000       6.375% due 12/01/2011                                         3,720,000
                                                                                                                        -----------
                                                                                                                         27,846,505
-----------------------------------------------------------------------------------------------------------------------------------


8       CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P        Moody's    Face
Industry+             Ratings++  Ratings++  Amount      Corporate Bonds                                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Housing--3.8%                                           Building Materials Corporation:
                      B          B2       $   700,000       7.75% due 7/15/2005                                         $   698,250
                      B          B2         6,500,000       8.625% due 12/15/2006                                         6,451,250
                      BB         Ba1        2,900,000   D.R. Horton, Inc., 7.50% due 12/01/2007                           3,045,000
                      BB-        Ba3        2,625,000   Forest City Enterprises Inc., 7.625% due 6/01/2015                2,703,750
                      BB-        Ba1        2,500,000   Louisiana Pacific Corporation, 8.875% due 8/15/2010               2,868,750
                      BB-        B1         2,450,000   Texas Industries Inc., 10.25% due 6/15/2011 (a)                   2,658,250
                                                                                                                        -----------
                                                                                                                         18,425,250
-----------------------------------------------------------------------------------------------------------------------------------
Information           CCC+       Caa1       3,500,000   On Semiconductor Corporation, 13% due 5/15/2008                   3,675,000
Technology--1.0%      CCC+       Caa2       1,500,000   SCG Holdings Corporation, 12% due 8/01/2009                       1,350,000
                                                                                                                        -----------
                                                                                                                          5,025,000
-----------------------------------------------------------------------------------------------------------------------------------
Leisure--4.5%         B          B1         2,000,000   Felcor Lodging LP, 8.50% due 6/01/2011                            2,045,000
                      B+         Ba3          525,000   HMH Properties, Inc., 8.45% due 12/01/2008                          536,156
                      BBB-       Ba1        3,725,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                    4,041,625
                      B+         Ba3        3,575,000   Host Marriott LP, 9.50% due 1/15/2007                             3,789,500
                      BB+        Ba1        3,300,000   ITT Corporation, 7.375% due 11/15/2015                            3,267,000
                                                        Intrawest Corporation:
                      B+         B1         1,625,000       9.75% due 8/15/2008                                           1,690,000
                      B+         B1         2,150,000       10.50% due 2/01/2010                                          2,311,250
                      B          B2         4,250,000   Vail Resorts Inc., 8.75% due 5/15/2009                            4,356,250
                                                                                                                        -----------
                                                                                                                         22,036,781
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--6.4%   BB-        Ba3        2,675,000   Case New Holland Inc., 9.25% due 8/01/2011 (a)                    2,818,781
                      B-         B3         4,150,000   Eagle-Picher, Inc., 9.75% due 9/01/2013 (a)                       4,253,750
                      CCC-       Caa1       3,625,000   International Wire Group, Inc., 11.75% due 6/01/2005              1,848,750
                      B          B2         4,675,000   JohnsonDiversey Inc., 9.625% due 5/15/2012                        4,943,813
                      B+         B2         4,750,000   Joy Global Inc., 8.75% due 3/15/2012                              5,130,000
                      B-         B3         1,275,000   Rexnord Corporation, 10.125% due 12/15/2012                       1,370,625
                      BB+        Ba3        3,225,000   SPX Corporation, 7.50% due 1/01/2013                              3,354,000
                                                        Tyco International Group SA:
                      BBB-       Ba2        2,225,000       6.375% due 2/15/2006                                          2,300,094
                      BBB-       Ba2        4,375,000       6.375% due 10/15/2011                                         4,380,469
                      BBB-       Ba2          825,000       2.75% due 1/15/2018 (Convertible) (a)                           897,188
                                                                                                                        -----------
                                                                                                                         31,297,470
-----------------------------------------------------------------------------------------------------------------------------------
Metal--Other--0.5%    NR*        NR*        1,500,000   Kaiser Aluminum & Chemical Corp., 10.875% due 10/15/2006 (b)      1,170,000
                      BB         Ba3        1,000,000   Luscar Coal Ltd., 9.75% due 10/15/2011                            1,130,000
                                                                                                                        -----------
                                                                                                                          2,300,000
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Sector          B+         B2         2,952,000   Morgan Stanley (TRACERS), 9.355% due 12/15/2012 (a)(c)            3,008,501
Holdings--0.6%
-----------------------------------------------------------------------------------------------------------------------------------
Packaging--5.3%       B+         B2         2,925,000   Anchor Glass Container, 11% due 2/15/2013                         3,210,187
                                                        Crown Euro Holdings SA (a):
                      B+         B1         1,625,000       9.50% due 3/01/2011                                           1,730,625
                      B          B2           875,000       10.875% due 3/01/2013                                           966,875
                      CCC+       Caa2       4,250,000   Graham Packaging Company, 10.75% due 1/15/2009                    4,356,250
                      B-         Caa1       2,350,000   Huntsman Packaging Corporation, 13% due 6/01/2010                 2,044,500
                      BB         B1         2,975,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009              3,123,750
                      B+         B3         2,875,000   Owens-Illinois Inc., 7.15% due 5/15/2005                          2,903,750
                      B-         Caa1       3,425,000   Pliant Corporation, 13% due 6/01/2010                             2,979,750
                      B-         B3         3,325,000   Tekni-Plex Inc., 12.75% due 6/15/2010                             3,208,625
                                                        U.S. Can Corporation:
                      CCC+       B3           625,000       10.875% due 7/15/2010 (a)                                       620,313
                      CCC+       Caa1       1,145,000       12.375% due 10/01/2010                                          887,375
                                                                                                                        -----------
                                                                                                                         26,032,000
-----------------------------------------------------------------------------------------------------------------------------------


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003                9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P        Moody's    Face
Industry+             Ratings++  Ratings++  Amount      Corporate Bonds                                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Paper--6.8%                                             Ainsworth Lumber Company:
                      B-         B3       $   325,000       12.50% due 7/15/2007 (e)                                    $   364,000
                      B-         B3         3,500,000       13.875% due 7/15/2007                                         3,937,500
                      B+         B2         3,325,000   Caraustar Industries Inc., 9.875% due 4/01/2011                   3,192,000
                                                        Doman Industries Limited (b):
                      D          Ca         1,125,000       8.75% due 3/15/2004                                             202,500
                      D          Ca           900,000       9.25% due 11/15/2007                                            162,000
                                                        Georgia Pacific Corporation (a):
                      BB+        Ba2        2,275,000       7.375% due 7/15/2008                                          2,263,625
                      BB+        Ba2        3,225,000       9.375% due 2/01/2013                                          3,458,812
                                                        Graphic Packaging International (a):
                      B-         B2         1,350,000       8.50% due 8/15/2011                                           1,410,750
                      B-         B3         1,600,000       9.50% due 8/15/2013                                           1,680,000
                      B          B2         4,875,000   Jefferson Smurfit Corporation, 8.25% due 10/01/2012               5,045,625
                                                        MDP Acquisitions PLC:
                      B          B2         2,775,000       9.625% due 10/01/2012                                         2,997,000
                      B          B3            89,755       15.50% due 10/01/2013                                           104,116
                      B          B3         1,142,625       15.50% due 10/01/2013 (a)                                     1,325,445
                      BB+        Ba2        1,850,000   Norampac Inc., 6.75% due 6/01/2013 (a)                            1,826,875
                      BB         Ba2        4,000,000   Norske Skog of Canada, 8.625% due 6/15/2011                       4,070,000
                      BB         Ba1          900,000   Tembec Industries, Inc., 8.625% due 6/30/2009                       886,500
                                                                                                                        -----------
                                                                                                                         32,926,748
-----------------------------------------------------------------------------------------------------------------------------------
Services--4.6%                                          Allied Waste North America:
                      BB-        Ba3          900,000       7.625% due 1/01/2006                                            929,250
                      B+         B2         3,350,000       10% due 8/01/2009                                             3,626,375
                      BB-        Ba3        1,525,000       7.875% due 4/15/2013                                          1,555,500
                      B          B2         4,825,000   Coinmach Corporation, 9% due 2/01/2010                            5,018,000
                      B          B1         4,450,000   Corrections Corporation of America, 7.50% due 5/01/2011           4,516,750
                                                        Williams Scotsman, Inc.:
                      B          B3         6,000,000       9.875% due 6/01/2007                                          5,880,000
                      B+         B2           625,000       10% due 8/15/2008 (a)                                           662,500
                                                                                                                        -----------
                                                                                                                         22,188,375
-----------------------------------------------------------------------------------------------------------------------------------
Steel--2.1%           B+         B2         1,550,000   AK Steel Corporation, 7.875% due 2/15/2009                        1,224,500
                      B+         B2         3,200,000   Gerdau Ameristeel Corporation, 10.375% due 7/15/2011 (a)          3,272,000
                      NR*        B1           750,000   Oregon Steel Mills Inc., 10% due 7/15/2009                          596,250
                      B          B3         5,000,000   UCAR Finance Inc., 10.25% due 2/15/2012                           5,181,250
                                                                                                                        -----------
                                                                                                                         10,274,000
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications--  B-         B2         2,550,000   Alaska Communication System Holdings, 9.875% due 8/15/2011 (a)    2,562,750
4.5%                  BB+        B1           650,000   Eircom Funding, 8.25% due 8/15/2013 (a)                             682,500
                      B-         Caa1       5,200,000   Fairpoint Communications, 12.50% due 5/01/2010                    5,512,000
                                                        Qwest Capital Funding:
                      CCC+       Caa2       1,825,000       5.875% due 8/03/2004                                          1,779,375
                      CCC+       Caa2       3,475,000       7.25% due 2/15/2011                                           2,936,375
                      CCC+       NR*        1,975,000   Qwest Services Corporation, 13.50% due 12/15/2010 (a)             2,261,375
                      CCC+       B3         3,265,000   Time Warner Telecom Inc., 10.125% due 2/01/2011                   3,101,750
                      CCC+       B3         1,500,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                      1,410,000
                      CCC+       Caa2       2,175,000   US West Capital Funding, 6.25% due 7/15/2005                      2,055,375
                                                                                                                        -----------
                                                                                                                         22,301,500
-----------------------------------------------------------------------------------------------------------------------------------


10      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P        Moody's    Face
Industry+             Ratings++  Ratings++  Amount      Corporate Bonds                                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--2.7%  B+         B1       $ 2,325,000   General Maritime Corporation, 10% due 3/15/2013 (a)             $ 2,537,156
                      NR*        B2         3,150,000   Laidlaw International Inc., 10.75% due 6/15/2011 (a)              3,307,500
                      BB         Ba3          525,000   Stena AB, 9.625% due 12/01/2012                                     570,281
                      BB-        Ba2        6,000,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                 6,517,500
                                                                                                                        -----------
                                                                                                                         12,932,437
-----------------------------------------------------------------------------------------------------------------------------------
Utility--13.7%                                          The AES Corporation:
                      B-         B3         2,624,000       9.375% due 9/15/2010                                          2,519,040
                      B+         B2         3,475,000       8.75% due 5/15/2013 (a)                                       3,535,812
                      B+         B2         4,650,000       9% due 5/15/2015 (a)                                          4,719,750
                      D          C          1,450,000   AES Drax Energy Ltd., 11.50% due 8/30/2010 (b)                       10,875
                      BB+        Ba1        1,250,000   Avista Corporation, 9.75% due 6/01/2008                           1,426,562
                      B+         B3           722,000   CMS Energy Corporation, 6.75% due 1/15/2004                         729,220
                      CCC+       B1         8,525,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                6,479,000
                                                        Calpine Corporation:
                      CCC+       B1         2,350,000       8.25% due 8/15/2005                                           2,115,000
                      CCC+       B1           145,000       4% due 12/26/2006 (Convertible) (a)                             131,225
                      B          Caa1       3,300,000   Coastal Corporation, 7.75% due 6/15/2010                          2,871,000
                      BBB-       Baa3       2,250,000   Consumers Energy Company, 7.375% due 9/15/2023                    2,282,119
                      BB         Ba1        2,159,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011             2,132,012
                      B-         B3         1,350,000   Edison International Inc., 6.875% due 9/15/2004                   1,370,250
                      B          B3         3,750,000   Illinois Power Corporation, 11.50% due 12/15/2010 (a)             4,237,500
                      BB         Ba1        2,550,000   MSW Energy Holdings, 8.50% due 9/01/2010 (a)                      2,601,000
                      B-         Caa2      10,050,000   Mission Energy Holdings, 13.50% due 7/15/2008                     5,628,000
                                                        Nevada Power Company:
                      NR*        Ba2        2,950,000       10.875% due 10/15/2009                                        3,248,688
                      BB         Ba2        1,400,000       9% due 8/15/2013 (a)                                          1,459,500
                                                        Northwest Pipeline Corporation:
                      B+         B1           925,000       0.625% due 12/01/2007                                           920,375
                      B+         B1           500,000       8.125% due 3/01/2010                                            520,000
                      BB         Ba2        2,800,000   Sierra Pacific Power Company, 8% due 6/01/2008                    2,863,000
                      B+         B1         1,550,000   Southern Natural Gas, 8.875% due 3/15/2010                        1,635,250
                      BBB-       Ba1        2,175,000   Western Resources Inc., 7.875% due 5/01/2007                      2,373,469
                                                        Williams Companies Inc.:
                      B+         B3         2,275,000       9.25% due 3/15/2004                                           2,314,813
                      B+         B3         3,200,000       6.50% due 8/01/2006                                           3,128,000
                      B+         B3         5,250,000       8.125% due 3/15/2012                                          5,302,500
                                                                                                                        -----------
                                                                                                                         66,553,960
-----------------------------------------------------------------------------------------------------------------------------------
Wireless--6.2%        CCC        Caa1       5,325,000   American Tower Corporation, 9.375% due 2/01/2009                  5,391,562
                      CCC        B3         1,350,000   American Tower Escrow, 14.89%** due 8/01/2008                       891,000
                      CCC        Caa1       1,425,000   Centennial Cell/Communications, 10.125% due 6/15/2013 (a)         1,474,875
                      CCC        B3         4,750,000   Crown Castle International Corporation, 9.375% due 8/01/2011      4,951,875
                      CCC+       B3         2,900,000   Mobifon Holdings BV, 12.50% due 7/31/2010 (a)                     3,074,000
                      NR*        NR*        3,422,680   NII Holdings Inc., 19.13%** due 11/01/2009 (a)                    3,320,000
                                                        Nextel Communications, Inc.:
                      B+         B2         1,050,000       9.50% due 2/01/2011                                           1,149,750
                      B+         B2         1,425,000       7.375% due 8/01/2015                                          1,428,563
                      CCC+       B3         1,550,000   Spectrasite Inc., 8.25% due 5/15/2010 (a)                         1,612,000
                      BBB        Baa2       3,650,000   Tritel PCS Inc., 10.375% due 1/15/2011                            4,389,125
                      CCC        Caa2       2,425,000   Western Wireless Corporation, 9.25% due 7/15/2013 (a)             2,425,000
                                                                                                                        -----------
                                                                                                                         30,107,750
                      -------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Corporate Bonds
                                                        (Cost--$612,278,127)--130.7%                                    637,264,684
                      =============================================================================================================


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                            (in U.S. dollars)

Industry+                                 Shares Held   Preferred Stocks                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Automotive--1.1%                              205,000   General Motors Corp. (Convertible)                             $  5,377,150
                      -------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Preferred Stocks (Cost--$5,124,065)--1.1%    5,377,150
                      =============================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                                                        Warrants (f)
-----------------------------------------------------------------------------------------------------------------------------------
Paper--0.0%                                     1,100   MDP Acquisitions PLC                                                     11
-----------------------------------------------------------------------------------------------------------------------------------
Wireless--0.0%                                  1,350   American Tower Corporation                                          178,875
                      -------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Warrants (Cost--$87,831)--0.0%                 178,886
                      =============================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                                  Beneficial Interest   Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                             $297,938   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (g)         297,938
                      -------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$297,938)--0.1%                                              297,938
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Investments (Cost--$617,787,961)--131.9%                                                    643,118,658

                      Unrealized Appreciation on Swaps***--0.1%                                                             455,461

                      Liabilities in Excess of Other Assets--(32.0%)                                                   (156,029,078)
                                                                                                                       ------------
                      Net Assets--100.0%                                                                               $487,545,041
                                                                                                                       ============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
++    Ratings of issues shown are unaudited.
*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Swaps entered into as of August 31, 2003 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive a price return equal to
       1-month USD LIBOR and pay
       a fixed rate equal to 1.56%

      Broker, UBS Warburg
       Expires June 2005                              (50,000,000)    $455,461
      --------------------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Non-income producing security.
(c)   Tradeable Custodial Receipts (TRACERS).
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,698,000, representing 0.3% of net assets.

      --------------------------------------------------------------------------
                                         Acquisition
      Issue                                 Dates          Cost         Value
      --------------------------------------------------------------------------
      HMP Equity Holdings
       Corporation, 14.96%                4/30/2003-
       due 5/15/2008                      5/07/2003     $1,775,646    $1,697,500
      --------------------------------------------------------------------------
      Total                                             $1,775,646    $1,697,500
                                                        ========================

(e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                            $297,938       $4,151
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Statement of Assets, Liabilities and Capital

As of August 31, 2003

-----------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$617,787,961) .............                     $643,118,658
                   Unrealized appreciation on swaps ..................................                          455,461
                   Receivables:
                      Interest .......................................................    $ 14,058,132
                      Securities sold ................................................       2,602,181       16,660,313
                                                                                          ------------
                   Prepaid expenses and other assets .................................                           97,762
                                                                                                           ------------
                   Total assets ......................................................                      660,332,194
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                   Loans .............................................................                      170,700,000
                   Payables:
                      Custodian bank .................................................         845,692
                      Dividends to shareholders ......................................         620,204
                      Investment adviser .............................................         299,775
                      Reorganization costs ...........................................         145,429
                      Interest on swaps ..............................................          81,111
                      Interest on loans ..............................................          60,267
                      Other affiliates ...............................................           4,501        2,056,979
                                                                                          ------------
                   Accrued expenses and other liabilities ............................                           30,174
                                                                                                           ------------
                   Total liabilities .................................................                      172,787,153
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                   Net assets ........................................................                     $487,545,041
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------
Capital
-----------------------------------------------------------------------------------------------------------------------
                   Common Stock, $.10 par value, 200,000,000 shares authorized .......                     $  3,272,978
                   Paid-in capital in excess of par ..................................                      463,198,592
                   Undistributed investment income--net ..............................    $  4,422,619
                   Accumulated realized capital losses on investments--net ...........      (9,135,306)
                   Unrealized appreciation on investments--net .......................      25,786,158
                                                                                          ------------
                   Total accumulated earnings--net ...................................                       21,073,471
                                                                                                           ------------
                   Total--Equivalent to $14.90 per share based on 32,729,784 shares of
                     capital stock outstanding (market price--$14.47) ................                     $487,545,041
                                                                                                           ============

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended August 31, 2003

-----------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                   Interest ..........................................................                     $ 43,310,090
                   Other .............................................................                          511,528
                                                                                                           ------------
                   Total income ......................................................                       43,821,618
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................................    $  2,480,085
                   Loan interest expense .............................................       1,498,379
                   Borrowing costs ...................................................         239,192
                   Reorganization costs ..............................................         169,410
                   Accounting services ...............................................         117,043
                   Professional fees .................................................          95,271
                   Transfer agent fees ...............................................          46,602
                   Printing and shareholder reports ..................................          35,354
                   Directors' fees and expenses ......................................          33,272
                   Listing fees ......................................................          32,697
                   Custodian fees ....................................................          28,704
                   Pricing services ..................................................          22,880
                   Other .............................................................          38,283
                                                                                          ------------
                   Total expenses ....................................................                        4,837,172
                                                                                                           ------------
                   Investment income--net ............................................                       38,984,446
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain on Investments--Net
-----------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .................................                        4,098,708
                   Change in unrealized appreciation/depreciation on investments--net                        43,442,753
                                                                                                           ------------
                   Total realized and unrealized gain on investments--net ............                       47,541,461
                                                                                                           ------------
                   Net Increase in Net Assets Resulting from Operations ..............                     $ 86,525,907
                                                                                                           ============

      See Notes to Financial Statements.


14      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Statements of Changes in Net Assets

                                                                                                          For the Period
                                                                                           For the Year    November 30,
                                                                                              Ended          2001+ to
                                                                                            August 31,      August 31,
Increase (Decrease) in Net Assets:                                                             2003            2002
-----------------------------------------------------------------------------------------------------------------------
Operations
-----------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $ 38,984,446     $ 19,726,177
                   Realized gain (loss) on investments--net ..........................       4,098,708       (4,312,760)
                   Change in unrealized appreciation/depreciation on investments--net       43,442,753      (30,963,611)
                                                                                          -----------------------------
                   Net increase (decrease) in net assets resulting from operations ...      86,525,907      (15,550,194)
                                                                                          -----------------------------
-----------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                   Dividends to shareholders from investment income--net .............     (37,430,569)     (16,975,942)
                                                                                          -----------------------------
-----------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------
                   Proceeds from issuance of Common Stock ............................              --      261,073,125
                   Proceeds from issuance of Common Stock resulting from reorganization    199,876,616               --
                   Value of shares issued to Common Stock shareholders in reinvestment
                   of dividends ......................................................       6,037,480        4,201,898
                   Offering costs resulting from the issuance of Common Stock ........         114,993         (428,276)
                                                                                          -----------------------------
                   Net increase in net assets derived from capital stock transactions      206,029,089      264,846,747
                                                                                          -----------------------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ......................................     255,124,427      232,320,611
                   Beginning of period ...............................................     232,420,614          100,003
                                                                                          -----------------------------
                   End of period* ....................................................    $487,545,041     $232,420,614
                                                                                          =============================
                      * Undistributed investment income--net .........................    $  4,422,619     $  2,750,235
                                                                                          =============================

+     Commencement of operations.

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               15

[LOGO] Merrill Lynch Investment Managers

Statement of Cash Flows

For the Year Ended August 31, 2003

---------------------------------------------------------------------------------------------------------------------------
Cash Provided by Operating Activities
---------------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets resulting from operations ..................................    $  86,525,907
                   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                      Decrease in receivables ............................................................         (432,127)
                      Increase in other assets ...........................................................          (64,206)
                      Increase in other liabilities ......................................................          398,556
                      Realized and unrealized gain on investments--net ...................................      (47,541,461)
                      Amortization of discount ...........................................................       (5,358,206)
                                                                                                              -------------
                   Net cash provided by operating activities .............................................       33,528,463
                                                                                                              -------------
---------------------------------------------------------------------------------------------------------------------------
Cash Used for Investing Activities
---------------------------------------------------------------------------------------------------------------------------
                   Proceeds from sales and paydowns of long-term investments .............................      335,791,247
                   Purchases of long-term investments ....................................................     (394,783,030)
                   Purchases of short-term investments--net ..............................................         (294,907)
                                                                                                              -------------
                   Net cash used for investing activities ................................................      (59,286,690)
                                                                                                              -------------
---------------------------------------------------------------------------------------------------------------------------
Cash Provided by Financing Activities
---------------------------------------------------------------------------------------------------------------------------
                   Cash receipts from borrowings .........................................................      255,900,000
                   Cash payments on borrowings ...........................................................     (197,300,000)
                   Dividends paid to shareholders ........................................................      (33,017,797)
                                                                                                              -------------
                   Net cash provided by financing activities .............................................       25,582,203
                                                                                                              -------------
---------------------------------------------------------------------------------------------------------------------------
Cash
---------------------------------------------------------------------------------------------------------------------------
                   Net decrease in cash ..................................................................         (176,024)
                   Cash at beginning of year .............................................................          176,024
                                                                                                              -------------
                   Cash at end of year ...................................................................    $          --
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------
Cash Flow Information
---------------------------------------------------------------------------------------------------------------------------
                   Cash paid for interest ................................................................    $   1,495,512
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------
Non-Cash Financing Activities
---------------------------------------------------------------------------------------------------------------------------
                   Reinvestment of dividends paid to shareholders ........................................    $   6,037,480
                                                                                                              =============
                   Capital shares issued to acquire Corporate High Yield Fund IV, Inc. ...................    $ 199,876,616
                                                                                                              =============
                   Included in the merger were borrowings assumed from Corporate High  Yield Fund IV, Inc.    $  53,700,000
                                                                                                              =============

      See Notes to Financial Statements.


16      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

   Financial Highlights

                                                                                                                For the Period
The following per share data and ratios have been derived                                       For the Year     November 30,
from information provided in the financial statements.                                             Ended            2001+ to
                                                                                                 August 31,        August 31,
Increase (Decrease) in Net Asset Value:                                                             2003             2002
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ....................................    $     12.54      $     14.33
                                                                                                ----------------------------
                      Investment income--net ...............................................           1.68             1.08
                      Realized and unrealized gain (loss) on investments--net ..............           2.37            (1.92)
                                                                                                ----------------------------
                   Total from investment operations ........................................           4.05             (.84)
                                                                                                ----------------------------
                   Less dividends from investment income--net ..............................          (1.69)            (.93)
                                                                                                ----------------------------
                   Capital charge resulting from the issuance of Common Stock ..............             --@@           (.02)
                                                                                                ----------------------------
                   Net asset value, end of period ..........................................    $     14.90      $     12.54
                                                                                                ============================
                   Market price per share, end of period ...................................    $     14.47      $     12.50
                                                                                                ============================
------------------------------------------------------------------------------------------------------------------------------
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ......................................          34.62%        (6.31%)@
                                                                                                ============================
                   Based on market price per share .........................................          31.16%        (6.61%)@
                                                                                                ============================
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver and excluding interest expense ..................           1.05%             .63%*
                                                                                                ============================
                   Expenses, net of waiver .................................................           1.52%             .89%*
                                                                                                ============================
                   Expenses ................................................................           1.52%            1.12%*
                                                                                                ============================
                   Investment income--net ..................................................          12.22%           10.31%*
                                                                                                ============================
------------------------------------------------------------------------------------------------------------------------------
Leverage
------------------------------------------------------------------------------------------------------------------------------
                   Amount of borrowings outstanding, end of period (in thousands) ..........    $   170,700      $    58,400
                                                                                                ============================
                   Average amount of borrowings outstanding during the period (in thousands)    $    93,361      $    30,993
                                                                                                ============================
                   Average amount of borrowings outstanding per share during the period ....    $      4.25      $      1.71
                                                                                                ============================
------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ................................    $   487,545      $   232,421
                                                                                                ============================
                   Portfolio turnover ......................................................          83.95%           49.51%
                                                                                                ============================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. For the period November 30, 2001 to August 31, 2002, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol HYV. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


18      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               19

[LOGO] Merrill Lynch Investment Managers

(h) Custodian bank -- The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security settlements and dividend payments.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $88,902 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $29,605 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co. received $10,031 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2003.

For the year ended August 31, 2003, the Fund reimbursed FAM $7,459 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2003 were $387,762,682 and $334,721,760, respectively.

Net realized gains for the year ended August 31, 2003 and net unrealized gains as of August 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized             Unrealized
                                                   Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ................          $ 4,098,708          $25,330,697
Swaps ................................                   --              455,461
                                                --------------------------------
Total ................................          $ 4,098,708          $25,786,158
                                                ================================

As of August 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $24,870,325, of which $42,758,422 related to appreciated securities and $17,888,097 related to depreciated securities. The aggregate cost of investments at August 31, 2003 for Federal income tax purposes was $618,248,333.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended August 31, 2003 increased by 13,724,304 as a result of the reorganization and by 463,835 as a result of dividend reinvestment and during the period November 30, 2001 to August 31, 2002 increased by 18,225,000 from shares sold and by 309,664 as a result of dividend reinvestment.


20      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

On May 28, 2003, the Fund renewed its $255,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the year ended August 31, 2003, the average amount borrowed was approximately $93,361,000 and the daily weighted average borrowing rate was 1.61%.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.137575 per share on September 30, 2003 to shareholders of record on September 16, 2003.

The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                                     11/30/2001+
                                                   8/31/2003        to 8/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $37,430,569        $16,975,942
                                                  ------------------------------
Total taxable distributions ..............        $37,430,569        $16,975,942
                                                  ==============================

+     Commencement of operations.

As of August 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $  4,663,512
Undistributed long-term capital gains--net ..............           1,421,697
                                                                 ------------
Total undistributed earnings--net .......................           6,085,209
Capital loss carryforward ...............................         (10,283,926)*
Unrealized gains--net ...................................          25,272,188**
                                                                 ------------
Total accumulated earnings--net .........................        $ 21,073,471
                                                                 ============

* On August 31, 2003, the Fund had a net capital loss carryforward of $10,283,926, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and book/tax differences in the accrual of income on securities in default.

7. Acquisition of Corporate High Yield Fund IV, Inc.:

On May 2, 2003, the Fund acquired all of the net assets of Corporate High Yield Fund IV, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 13,714,828 shares of common stock of Corporate High Yield Fund IV, Inc. for 13,724,304 shares of common stock of the Fund. Corporate High Yield Fund IV, Inc. net assets on that date of $199,876,616, including $13,307,016 of unrealized appreciation and $8,891,649 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $476,020,115.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               21

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report

To the Shareholders and Board of Directors of Corporate High Yield Fund V, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund V, Inc. as of August 31, 2003, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period November 30, 2001 (commencement of operations) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate High Yield Fund V, Inc. as of August 31, 2003, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period November 30, 2001 through August 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 22, 2003


22      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               23

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (concluded)

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


24      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Portfolio Information (unaudited)

                                                                                                                          Percent of
As of August 31, 2003                                                                                          Long-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
Williams Companies Inc.*                        Williams Companies is involved in a number of energy-related businesses.
                                                Activities include transport and storage of natural gas and other petroleum products, as well as oil and gas exploration and production.
                                                The company also is a refiner of petroleum products and trades energy
                                                and related commodities.                                                        1.9%
------------------------------------------------------------------------------------------------------------------------------------
The AES Corporation*                            AES is a worldwide power producer with operations in the United States,
                                                Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has a direct
                                                distribution business to end users.                                             1.7
------------------------------------------------------------------------------------------------------------------------------------
Qwest*                                          Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services, and data and long-distance services to residential and business customers. The company also provides Web hosting,
                                                high-speed Internet access and private networks.                                1.4
------------------------------------------------------------------------------------------------------------------------------------
Calpine*                                        Calpine owns, develops and operates power-generation facilities in addition to selling electricity in the United States. The company also
                                                provides thermal energy for industrial customers.                               1.4
------------------------------------------------------------------------------------------------------------------------------------
Vivendi Universal*                              Vivendi is a diversified media company. The company records and publishes music, produces and distributes television programming and
                                                movies, publishes interactive games and offers communication services.          1.3
------------------------------------------------------------------------------------------------------------------------------------
Primedia, Inc.                                  Primedia, a media company, provides specialized information in the consumer, business-to-business and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational
                                                networks. Primedia's consumer magazines include Seventeen and New York.         1.3
------------------------------------------------------------------------------------------------------------------------------------
International Specialty Products (ISP)*         International Specialty Products Inc. manufactures specialty chemicals, mineral products and filter products, including filter vessels, bags and systems. The company's chemical products are used in the
                                                pharmaceuticals, hair and skin care, plastics, agricultural, coatings and adhesives markets while its mineral products are sold to the roofing
                                                industry.                                                                       1.3
------------------------------------------------------------------------------------------------------------------------------------
HMP Equity Holdings Corporation                 HMP is a diversified specialty and performance chemical producer. The company's polyurethane products have applications in coatings, athletic footwear and insulation, among others. Titanium dioxide is used in paints and architectural coatings. Other specialty chemicals have diverse uses in industrial and consumer markets, including personal care
                                                and household products.                                                         1.2
------------------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partners Ltd.                  Comcast provides communications services to residential, business and wholesale customers. The company offers residential telephony, cable
                                                television and Internet access services.                                        1.2
------------------------------------------------------------------------------------------------------------------------------------
CSC Holdings Inc.*                              CSC provides telecommunications and entertainment services. The company has operations in multimedia delivery, subscription cable television services, championship professional sports teams and national television program networks. CSC serves cable customers primarily in the New York
                                                metropolitan area.                                                              1.2
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.

Portfolio Profile

Quality Ratings by                                                    Percent of
Standard & Poor's                                          Long-Term Investments
--------------------------------------------------------------------------------
BBB ......................................................                    4%
BB .......................................................                   21
B ........................................................                   58
CCC ......................................................                   16
NR (Not Rated) ...........................................                    1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                            Total Assets
--------------------------------------------------------------------------------
Utilities ................................................                 10.1%
Chemicals ................................................                  6.5
Gaming ...................................................                  5.7
Diversified Media ........................................                  5.6
Cable--U.S. ..............................................                  5.1
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                      Percent of
Top Five Foreign Countries*                                Long-Term Investments
--------------------------------------------------------------------------------
Canada ...................................................                  4.0%
France ...................................................                  2.0
Marshall Islands .........................................                  1.4
Bermuda ..................................................                  1.2
Luxembourg ...............................................                  1.2
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ...................................                 13.7%
Emerging Markets Holdings ................................                    0
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity ...............................             6.9 years
--------------------------------------------------------------------------------


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               25

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                              Position(s)  Length                                                       Fund Complex   Directorships
                              Held         of Time                                                      Overseen by    Held by
Name          Address & Age   with Fund    Served     Principal Occupation(s) During Past 5 Years       Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.      P.O. Box 9011   President    2001 to    President and Chairman of Merrill Lynch Invest-   122 Funds      None
Glenn*        Princeton, NJ   and          present    ment Managers, L.P. ("MLIM")/Fund Asset           163 Portfolios
              08543-9011      Director                Management, L.P. ("FAM")--Advised Funds since
              Age: 62                                 1999; Chairman (Americas Region) of MLIM from
                                                      2000 to 2002; Executive Vice President of FAM
                                                      and MLIM (which terms as used herein include
                                                      their corporate predecessors) from 1983 to 2002;
                                                      President of FAM Distributors, Inc. ("FAMD") from
                                                      1986 to 2002 and Director thereof from 1991 to
                                                      2002; Executive Vice President and Director of
                                                      Princeton Services, Inc. ("Princeton Services")
                                                      from 1993 to 2002; President of Princeton
                                                      Administrators, L.P. from 1989 to 2002; Director
                                                      of Financial Data Services, Inc. since 1985.
              ----------------------------------------------------------------------------------------------------------------------
              *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators,
                 L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until
                 December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
                 Directors.

------------------------------------------------------------------------------------------------------------------------------------
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.      P.O. Box 9095   Director     2002 to    Director, The China Business Group, Inc. since    40 Funds       None
Bodurtha      Princeton, NJ                present    1996 and Executive Vice President thereof from    59 Portfolios
              08543-9095                              1996 to 2003; Chairman, Berkshire Holding
              Age: 59                                 Corporation since 1980; Partner, Squire Sanders &
                                                      Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe           P.O. Box 9095   Director     2001 to    Member of the Committee of Investment of          40 Funds       Kimco Realty
Grills        Princeton, NJ                present    Employee Benefit Assets of the Association of     59 Portfolios  Corporation
              08543-9095                              Financial Professionals ("CIEBA") since 1986 and
              Age: 68                                 its Chairman from 1991 to 1992; Member of the
                                                      Investment Advisory Committees of the State of
                                                      New York Common Retirement Fund since 1989;
                                                      Member of the Investment Advisory Committee of
                                                      the Howard Hughes Medical Institute from 1997 to
                                                      2000; Director, Duke Management Company since
                                                      1992 and Vice Chairman thereof since 1998;
                                                      Director, LaSalle Street Fund from 1995 to 2001;
                                                      Director, Kimco Realty Corporation since 1997;
                                                      Member of the Investment Advisory Committee of
                                                      the Virginia Retirement System since 1998 and Vice
                                                      Chairman thereof since 2002; Director, Montpelier
                                                      Foundation since 1998 and Vice Chairman thereof
                                                      since 2000; Member of the Investment Committee
                                                      of the Woodberry Forest School since 2000; Member
                                                      of the Investment Committee of the National Trust
                                                      for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.    P.O. Box 9095   Director     2002 to    John M. Olin Professor of Humanities, New York    40 Funds       None
London        Princeton, NJ                present    University since 1993 and Professor thereof       59 Portfolios
              08543-9095                              since 1980; President of Hudson Institute since
              Age: 64                                 1997 and Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


26      CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003

Officers and Directors (unaudited) (concluded)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                              Position(s)  Length                                                       Fund Complex   Directorships
                              Held         of Time                                                      Overseen by    Held by
Name          Address & Age   with Fund    Served     Principal Occupation(s) During Past 5 Years       Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.      P.O. Box 9095   Director     2002 to    George Gund Professor of Finance and Banking,     40 Funds       None
Perold        Princeton, NJ                present    Harvard Business School since 2000 and a member   59 Portfolios
              08543-9095                              of the faculty since 1979; Director and Chairman
              Age: 51                                 of the Board, UNX, Inc. since 2003; Director,
                                                      Sanlam Limited and Sanlam Life since 2001;
                                                      Director, Genbel Securities and Gensec Bank since
                                                      1999; Director, Stockback.com from 2002 to 2002;
                                                      Trustee, Commonfund from 1989 to 2001; Director,
                                                      Bulldogresearch.com from 2000 to 2001; Director,
                                                      Sanlam Investment Management from 1999 to 2001;
                                                      Director, Quantec Limited from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta       P.O. Box 9095   Director     2002 to    Shareholder, Modrall, Sperling, Roehl, Harris &   40 Funds       None
Cooper Ramo   Princeton, NJ                present    Sisk, P.A. since 1993; Director of Cooper's, Inc. 59 Portfolios
              08543-9095                              since 1999 and Chairman of the Board since 2000;
              Age: 61                                 Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.     P.O. Box 9095   Director     2001 to    Principal of STI Management since 1994; Trustee   40 Funds       None
Salomon, Jr.  Princeton, NJ                present    of Commonfund from 1980 to 2001; Regular          59 Portfolios
              08543-9095                              columnist with Forbes Magazine from 1992 to 2001;
              Age: 66                                 Director of Rye Country Day School since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.    P.O. Box 9095   Director     2001 to    Chairman, Fernwood Advisors (investment adviser)  41 Funds       None
Swensrud      Princeton, NJ                present    since 1996; Principal of Fernwood Associates      60 Portfolios
              08543-9095                              (financial consultant) since 1975; Chairman of
              Age: 70                                 RPP Corporation since 1978; Director,
                                                      International Mobile Communications, Inc. since
                                                      1998.
              ----------------------------------------------------------------------------------------------------------------------
              *  The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                              Position(s)  Length
                              Held         of Time
Name          Address & Age   with Fund    Served*    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.     P.O. Box 9011   Vice         2001 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke         Princeton, NJ   President    present    1999; Senior Vice President and Treasurer of Princeton Services since 1999;
              08543-9011      and                     Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
              Age: 43         Treasurer
------------------------------------------------------------------------------------------------------------------------------------
B. Daniel     P.O. Box 9011   Vice         2002 to    Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Evans         Princeton, NJ   President    present    1995 to 2000.
              08543-9011
              Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth M.  P.O. Box 9011   Vice         2001 to    Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Phillips      Princeton, NJ   President    present    1994 to 2001.
              08543-9011
              Age: 53
------------------------------------------------------------------------------------------------------------------------------------
David         P.O. Box 9011   Secretary    2002 to    Vice President of MLIM since 2000; Attorney in private practice from 1995 to
Clayton       Princeton, NJ                present    2000.
              08543-9011
              Age: 36
              ----------------------------------------------------------------------------------------------------------------------
              *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

HYV


        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2003               27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Corporate High Yield Fund V, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund V, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Corporate High Yield Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #COYV -- 8/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Corporate High Yield Fund V, Inc.


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            Corporate High Yield Fund V, Inc.

        Date: October 24, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            Corporate High Yield Fund V, Inc.

        Date: October 24, 2003


        By: /s/ Donald C. Burke
            ---------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Corporate High Yield Fund V, Inc.

        Date: October 24, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.